Securian Funds Trust
Supplement dated November 15, 2021 to the Prospectus of Securian Funds Trust dated May 1, 2021, as supplemented to date (the “Prospectus”), and the Statement of Additional Information of Securian Funds Trust dated May 1, 2021, as supplemented to date (the “SAI”).
Effective November 15, 2021, Bradley P. Halverson is removed as a portfolio manager for the SFT Delaware Ivysm Small Cap Growth Fund. On the effective date, all references to Mr. Halverson as a portfolio manager of the Fund are removed from the Prospectus and SAI.
Please retain this supplement for future reference.

F98251 11-2021